     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 9, 1999

                                                      REGISTRATION NO. 333-83213
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                AMENDMENT NO. 1
                                       TO
                             REGISTRATION STATEMENT
                                       ON

                                    FORM S-3
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            SUMMIT TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    MASSACHUSETTS                                          04-2897945
           (STATE OR OTHER JURISDICTION OF                                (IRS EMPLOYER
           INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                                21 HICKORY DRIVE
                          WALTHAM, MASSACHUSETTS 02451
                                 (781) 890-1234
           (ADDRESS, INCLUDING ZIP CODE, TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                            JAMES A. LIGHTMAN, ESQ.
                   VICE PRESIDENT, GENERAL COUNSEL AND CLERK
                            SUMMIT TECHNOLOGY, INC.
                                21 HICKORY DRIVE
                          WALTHAM, MASSACHUSETTS 02451
                                 (781) 890-1234
             (NAME, ADDRESS, INCLUDING ZIP CODE, TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

               KEITH F. HIGGINS, ESQ.                                 MARK L. JOHNSON, ESQ.
                    ROPES & GRAY                                    EARL W. MELLOTT, II, ESQ.
               ONE INTERNATIONAL PLACE                               FOLEY, HOAG & ELIOT LLP
             BOSTON, MASSACHUSETTS 02110                             ONE POST OFFICE SQUARE
                   (617) 951-7000                                  BOSTON, MASSACHUSETTS 02109
                                                                         (617) 832-1000

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ] __________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ] __________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]
                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SEC, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
    1     Form of Underwriting Agreement regarding the issuance and
          sale of the common stock between Summit Technology, Inc. and the underwriters.*
    4.1   Articles of Organization, as amended, of Summit
          (incorporated by reference to Exhibit 3.1 of Summit's Annual
          Report on Form 10-K for the year ended December 31, 1992).
    4.2   Amendment to the Articles of Organization of Summit dated
          September 7, 1994 (incorporated by reference to Exhibit 3.1 of Summit's Annual Report on Form 10-K for the year ended
          December 31, 1994).
    4.3   Amendment to the Articles of Organization of Summit dated
          July 16, 1997 (incorporated by reference to Exhibit 4.3 of
          Summit's Registration Statement on Form S-8 filed with the
          Securities and Exchange Commission on May 6, 1999).
    4.4   By-laws, as amended, of Summit (incorporated by reference to
          Exhibit 3(b) of Summit's Annual Report on Form 10-K for the
          year ended December 31, 1994).
    4.5   Amendment to the Articles of Organization of Summit dated
          April 29, 1999 (incorporated by reference to Exhibit 3.1 of
          Summit's Current Report on Form 8-K filed with the
          Securities and Exchange Commission on July 19, 1999).
    4.6   Rights Agreement (incorporated by reference to Exhibit 1 to
          Summit's Registration Statement on Form 8-A filed with the
          Securities and Exchange Commission on April 2, 1990).
    5     Opinion of Ropes & Gray regarding the legality of the
          securities being registered.*
   23.5   Consent of Ropes & Gray (included in Exhibit 5).*

-------------------------

* Filed herewith.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, The Commonwealth of Massachusetts, on the 9th day of August 1999.

                                      SUMMIT TECHNOLOGY, INC.

                                      By: /s/ Robert J. Palmisano
                                         ---------------------------------------
                                             Robert J. Palmisano
                                             Chief Executive Officer

       Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the 9th day of August 1999.

                     SIGNATURE                                    TITLE
                     ---------                                    -----
                         *                           Chief Executive Officer and
---------------------------------------------------  Director (principal executive
                Robert J. Palmisano                  officer)

                         *                           Executive Vice President, Chief
---------------------------------------------------  Financial Officer and Treasurer
                  Robert J. Kelly                    (principal accounting and
                                                     financial officer)

                         *                           Director
---------------------------------------------------
                   Randy W. Frey

                         *                           Director
---------------------------------------------------
                Jeffrey A. Bernfeld

                         *                           Director
---------------------------------------------------
                  C. Glen Bradley

                         *                           Director
---------------------------------------------------
                 Richard F. Miller

                         *                           Director
---------------------------------------------------
                  John A. Norris

                         *                           Director
---------------------------------------------------
                Richard M. Traskos

            By: /s/ Robert J. Palmisano                                        Dated:  August 9, 1999
---------------------------------------------------
        Robert J. Palmisano
        Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
    1     Form of Underwriting Agreement regarding the issuance and
          sale of the common stock between Summit Technology, Inc. and the underwriters.*
    4.1   Articles of Organization, as amended, of Summit
          (incorporated by reference to Exhibit 3.1 of Summit's Annual
          Report on Form 10-K for the year ended December 31, 1992).
    4.2   Amendment to the Articles of Organization of Summit dated
          September 7, 1994 (incorporated by reference to Exhibit 3.1 of Summit's Annual Report on Form 10-K for the year ended
          December 31, 1994).
    4.3   Amendment to the Articles of Organization of Summit dated
          July 16, 1997 (incorporated by reference to Exhibit 4.3 of
          Summit's Registration Statement on Form S-8 filed with the
          Securities and Exchange Commission on May 6, 1999).
    4.4   By-laws, as amended, of Summit (incorporated by reference to
          Exhibit 3(b) of Summit's Annual Report on Form 10-K for the
          year ended December 31, 1994).
    4.5   Amendment to the Articles of Organization of Summit dated
          April 29, 1999 (incorporated by reference to Exhibit 3.1 of
          Summit's Current Report on Form 8-K filed with the
          Securities and Exchange Commission on July 19, 1999).
    4.6   Rights Agreement (incorporated by reference to Exhibit 1 to
          Summit's Registration Statement on Form 8-A filed with the
          Securities and Exchange Commission on April 2, 1990).
    5     Opinion of Ropes & Gray regarding the legality of the
          securities being registered.*
   23.5   Consent of Ropes & Gray (included in Exhibit 5).*

-------------------------

* Filed herewith.